UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2023

IX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Exchange LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2023, IX Acquisition Corp. (the “Company”) issued an amended and restated promissory note (the “Note”) in the principal amount of up to $2,500,000 to IX Acquisition Sponsor LLC, the Company’s sponsor (the “Sponsor”), to amend and restate the promissory note, dated April 13, 2023. The Note was issued in connection with advances the Sponsor may make, in its discretion, to the Company for working capital expenses. The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates its initial business combination and (ii) the date of the liquidation of the Company.

At the election of the Sponsor, up to $1,500,000 of the unpaid principal balance under the Notes may be converted into warrants of the Company (the “Conversion Warrants”) at the price of $1.00 per warrant. Such Conversion Warrants will have terms identical to the warrants issued to the Sponsor in a private placement that closed simultaneously with the Company’s initial public offering.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01. Other Events.

On September 7, 2023, the Company issued a press release announcing that its board of directors (the “Board”) has elected to extend the date by which the Company has to consummate a business combination (the “Deadline Date”) from September 12, 2023 for an additional month to October 12, 2023. The Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) provides the Company the right to extend the Deadline Date twelve times for an additional one month each time (each, an “Extension”), from April 12, 2023, the initial Deadline Date, to up to April 12, 2024. In connection with the sixth Extension, the Board delivered IX Acquisition Sponsor LLC (the “Sponsor”) a written request to draw down $160,000 under its previously-disclosed promissory note for the sixth Extension. On or before September 12, 2023, the Sponsor will deposit $160,000 into the Company’s trust account in connection with the sixth Extension.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Promissory Note, dated September 8, 2023, issued to IX Acquisition Sponsor LLC.
99.1	Press Release, dated September 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX ACQUISITION CORP.

	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Financial Officer and Chief Operating Officer

Dated: September 12, 2023